Financial instruments - financial and other risks	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Financial instruments - financial and other risks	Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to the shareholder through optimization of the balance between debt and equity.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at December 31, 2023 and 2022, respectively, are shown in the table below.
Categories of Financial Instruments

	As of December 31, 2023		As of December 31, 2022
In thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$355,551	$355,551	$376,870	$376,870
Accounts receivable (2)	203,500	203,500	276,700	276,700
Working capital contributions to Scorpio Pools (3)	51,411	51,411	53,161	53,161
Seller's credit on sale leaseback vessels (4)	—	—	11,430	11,430

Financial liabilities
Accounts payable (5)	$10,004	$10,004	$28,748	$28,748
Accrued expenses and other current liabilities (5)	72,678	72,678	91,508	91,508
Secured bank loans (6)	1,090,741	1,090,741	226,896	226,896
Sale and leaseback liability (7)	428,124	428,137	1,139,877	1,140,614
IFRS 16 - lease liability (8)	—	—	495,234	495,875
Unsecured Senior Notes Due 2025 (9)	70,260	70,571	69,639	70,571
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(3)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For all owned vessels, excluding those under long-term time charters, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(4)    The seller's credit on lease financed vessels as of December 31, 2022 represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 6. These deposits were recorded as financial assets measured at amortized cost at the commencement date of the leases.  The present value was calculated based on the interest rate implied in the lease, and the carrying value was being accreted over the life of the lease using the effective interest method, through interest income, until the end of the lease. We considered that its carrying value approximates fair value given that its value is contractually fixed based on the terms of each lease. These deposits were applied to the purchase price of the vessels when the purchase options were exercised in December 2023.
(5)    We consider that the carrying amounts of accounts payable and accrued expenses approximate the fair value due to the relative short maturity of these instruments.
(6)     The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $24.6 million and $2.8 million of unamortized deferred financing fees as of December 31, 2023 and 2022, respectively.
(7)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. With the exception of our fixed rate sale and leaseback arrangements (as denoted in Note 12), we consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using our incremental borrowing rate at December 31, 2023. Accordingly, we consider their fair value to be a Level 2 measurement. The amounts in the table above are shown net of $3.2 million and $8.2 million of unamortized deferred financing fees as of December 31, 2023 and 2022, respectively.
(8)    The carrying value of our lease obligations that were accounted for under IFRS 16 are measured at the present value of the minimum lease payments under each contract. These leases were mainly comprised of the leases acquired as part of the Trafigura Transaction. We considered that their carrying value approximated fair value because the interest rates on these leases change with, or approximate, market interest rates and the credit risk of the Company has remained stable. The fair value of leases with fixed payments were measured at the net discounted value of the remaining minimum lease payments using our incremental borrowing rate at December 31, 2022. Accordingly, we considered their fair value to be a Level 2 measurement. During the year ended December 31, 2023, we exercised the purchase options for all vessels under lease arrangements and had no further commitments as of December 31, 2023.
(9)    The carrying value of our Senior Notes Due 2025 is measured at amortized cost using the effective interest method. The carrying value of our Senior Notes Due 2025 shown in the table above is their face value. The Senior Notes due 2025 are shown net of $1.1 million of deferred financing fees and $0.1 million of unamortized discount on our consolidated balance sheet as of December 31, 2023. The Senior Notes Due 2025 are shown net of $1.7 million of deferred financing fees and $0.1 million of unamortized discount on our consolidated balance sheet as of December 31, 2022. Our Senior Notes Due 2025 are quoted on the NYSE under the symbol 'SBBA'. We consider their fair value to be a Level 1 measurement due to their quotation on an active exchange.
Financial risk management objectives
We identify and evaluate significant risks on an ongoing basis with the objective of managing the sensitivity of our results and financial position to those risks. These risks include market risk, credit risk, liquidity risk and foreign exchange risk.
The use of financial derivatives is governed by our policies as approved by the Board of Directors.
Market risk
Our activities expose us to the risks inherent with the tanker industry, which has historically been volatile, and financial risks of changes in interest rates.
Spot market rate risk
The cyclical nature of the tanker industry causes significant increases or decreases in the revenue that we earn from our vessels, particularly those vessels that operate in the spot market or participate in pools that are concentrated in the spot market such as the Scorpio Pools. Additionally, we have the ability to remove our vessels from the pools on relatively short notice if attractive time charter opportunities arise. A $1,000 per day increase or decrease in spot rates for all of our vessel classes operating in the spot market or in the Scorpio Pools would have increased or decreased our operating income by $35.3 million, $40.3 million and $46.9 million for the years ended December 31, 2023, 2022, and 2021, respectively.
Interest rate risk
The sensitivity analyses below have been determined based on the exposure to interest rates for non-derivative instruments at the balance sheet date.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2023 would have decreased/increased by $18.0 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities, lease financing arrangements and leases being accounted for under IFRS 16 as described in Notes 6 and 12.
If interest rates had been 1% higher/lower and all other variables were held constant, our net loss for the year ended December 31, 2022 would have decreased/increased by $22.8 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities, lease financing arrangements and leases being accounted for under IFRS 16 as described in Notes 6 and 12.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2021 would have decreased/increased by $26.5 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities, lease financing arrangements and leases being accounted for under IFRS 16 that were in place during that year.
Interest in most of our financing agreements has historically been based on published rates for LIBOR. The ICE Benchmark Administration (“IBA”), the administrator of LIBOR, with the support of the United States Federal Reserve and the United Kingdom’s Financial Conduct Authority, ceased the publication of all U.S. Dollar LIBOR tenors on June 30, 2023.
In response to the anticipated discontinuation of LIBOR, the Alternative Reference Rate Committee, a committee convened by the Federal Reserve that includes major market participants, proposed an alternative rate to replace U.S. Dollar LIBOR: the Secured Overnight Financing Rate, or “SOFR.”
Since the initial publication of SOFR, daily changes in the rate have, on occasion, been more volatile than daily changes in comparable benchmark or market rates, and SOFR over time may bear little or no relation to the historical indicative data. Additionally, since LIBOR represented an unsecured lending rate while SOFR represents a secured lending rate, lenders may include a credit spread adjustment on SOFR to compensate for the difference in risk. The possible volatility of and uncertainty around SOFR as a LIBOR replacement rate and the applicable credit spread adjustment could result in higher borrowing costs for us, which may adversely affect our liquidity, financial condition, and results of operations.
During the year ended December 31, 2023, we transitioned our existing loan and lease financing agreements from U.S. Dollar LIBOR to SOFR plus a credit spread adjustment which varied from zero basis points to 26.161 basis points depending on the financing arrangement.
Credit risk
Credit risk is the potential exposure of loss in the event of non-performance by customers and derivative instrument counterparties.
We only place cash deposits with major banks covered with strong and acceptable credit ratings.
Accounts receivable are generally not collateralized; however, we believe that the credit risk is partially offset by the creditworthiness of our counterparties including the commercial manager. We did not experience any material credit losses on our accounts receivables portfolio in the years ended December 31, 2023, 2022, and 2021.
The carrying amount of financial assets recognized on our consolidated financial statements represents the maximum exposure to credit risk without taking into account the value of any collateral obtained. We did not experience any impairment losses on financial assets in the years ended December 31, 2023, 2022, and 2021.
We monitor exposure to credit risk and believe that there is no substantial credit risk arising from counterparties.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows. Liquidity risks can manifest themselves when economic conditions deteriorate or when we have significant maturities of our financial instruments.
Financing risks
During 2024 through the date of authorization of these financial statements, and in addition to our regularly scheduled debt and lease repayments, we have committed to the following:
•The early repayment of debt on three 2014 built Handymax product tankers (STI Acton, STI Camden and STI Clapham) under our Prudential Credit Facility. These repayments were made in January 2024 resulting in a debt reduction of $33.7 million.
•The exercise of the purchase options on two MR product tankers (STI Jardins and STI San Telmo) under our 2020 SPDBFL Lease Financing. These purchases closed in January 2024 resulting in a debt reduction of $38.3 million, which excludes deposits held by the lessor of $1.4 million and purchase option fees of $0.8 million.
•The exercise of the purchase options on three MR product tankers (STI Soho, STI Osceola and STI Memphis) and one LR2 product tanker (STI Lombard) under the 2021 AVIC Lease Financing. These purchases closed in January 2024 resulting in a debt reduction of $77.4 million, which excludes deposits held by the lessor of $1.0 million and purchase option fees of $1.2 million.
•The exercise of the purchase options on three 2012 built MR product tankers (STI Topaz, STI Garnet and STI Onyx) under the BCFL Lease Financing (MRs). These purchases closed in January 2024 resulting in a debt reduction of $21.7 million.
•The exercise of the purchase options on three 2015 built MR product tankers (STI Black Hawk, STI Notting Hill and STI Pontiac) that are currently financed on the 2021 TSFL Lease Financing. The purchases are expected to close in the first quarter of 2024, and the aggregate lease liability at the date of the repurchase is expected to be $45.6 million and excludes purchase option fees of $0.9 million.
•The exercise of the purchase options on one 2015 built MR product tanker (STI Westminster) and four 2014 built Handymax product tankers (STI Brixton, STI Comandante, STI Pimlico and STI Finchley) which are currently financed on the 2021 CMBFL Lease Financing. The notices were delivered in January 2024 and the purchases are expected to close in the first half of 2024. The aggregate lease liabilities at the dates of repurchase are expected to be $61.1 million. Additionally, purchase option fees are expected to be $0.7 million.
•The exercise of the purchase options on four lease financed product tankers consisting of two MRs (STI Gramercy and STI Queens) and two LR2s (STI Oxford and STI Selatar) that are currently financed under the 2022 AVIC Lease Financing. The notices were delivered in February 2024 and the purchases are expected to close in the first half of 2024. The aggregate lease liabilities at the dates of repurchase are expected to be $102.4 million, which excludes deposits held by the lessor of $1.2 million. Additionally, purchase option fees are expected to be $1.5 million.
We do not have any other debt or leasing financing arrangements that are scheduled to mature or expire within twelve months from the date of these financial statements.
In January 2024, we drew down $99.0 million from the 2023 $1.0 Billion Credit Facility and placed two Handymax product tankers (STI Acton and STI Camden) and four MR product tankers (STI Jardins, STI San Telmo, STI Soho and STI Osceola) as collateral under the facility.
While we believe our current financial position is adequate to address these cash outflows, a deterioration in economic conditions could cause us to breach the covenants under our financing arrangements and could have a material adverse effect on our business, results of operations, cash flows and financial condition. These circumstances could cause us to seek covenant waivers from our lenders and to pursue other means to raise liquidity, such as through the sale of vessels or in the capital markets, to meet our obligations.
Conflict in Ukraine and Middle East
The ongoing military conflict in Ukraine has had a significant direct and indirect impact on the trade of refined petroleum products. This conflict has resulted in the United States, the United Kingdom, and the European Union countries, among other countries and jurisdictions, implementing sanctions and executive orders against citizens, entities, and activities connected to Russia. Some of these sanctions and executive orders target the Russian oil sector, including a prohibition on the import of oil from Russia to the United States or the United Kingdom, and the European Union's recent ban on Russian crude oil and petroleum products which took effect in December 2022 and February 2023, respectively. We cannot foresee what other sanctions or executive orders may arise that affect the trade of petroleum products. Furthermore, the conflict and ensuing international response has disrupted the supply of Russian oil to the global market, and as a result, the price of oil and petroleum products has experienced significant volatility. We cannot predict what effect the higher price of oil and petroleum products will have on demand, and while thus far the impact has been favorable, it is possible that the current conflict in Ukraine could adversely affect our financial condition, results of operations, and future performance.
Additionally, since December 2023, there have been multiple drone and missile attacks on commercial vessels transiting international waters in the southern Red Sea by groups believed to be affiliated with the Yemen-based Houthi rebel group purportedly in response to the ongoing military conflict between Israel and Hamas. Recent attacks on U.S. military installations in Jordan and other locations in the Middle East, the continuing military actions by the U.S. government and certain of its allies against the Houthi rebel group, which the U.S. government believes to be supported by the government of Iran and the ongoing military conflict between Israel and Hamas continue to threaten the political stability of the region and may lead to further military conflicts, including continued hostile actions towards commercial shipping in the region. We cannot predict the severity or length of the current conditions impacting international shipping in this region and the continuing disruption of the trade routes in the region of the Red Sea. It is also possible that these conditions could have a material and adverse impact on our financial condition, results of operations, and future performance.
Based on internal forecasts and projections that take into account reasonably possible changes in our trading performance and the aforementioned commitments to repay additional debt and lease financing obligations, we believe that we have adequate financial resources to continue in operation and meet our financial commitments (including, but not limited to, debt service and lease financing obligations) for a period of at least twelve months from the date of approval of these consolidated financial statements. Accordingly, we continue to adopt the going concern basis in preparing our financial statements.
Remaining contractual maturity on secured and unsecured credit facilities, sale and leaseback liabilities and IFRS 16 lease liabilities
The following table details our remaining contractual maturity for our secured and unsecured credit facilities, sale and leaseback, and IFRS-16 lease liabilities. The amounts represent the future undiscounted cash flows of the financial liability based on the earliest date on which we can be required to pay. The table includes both interest and principal cash flows.
As the interest cash flows are not fixed, the interest amount included has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the reporting date.

	As of December 31,
In thousands of U.S. dollars	2023	2022
Less than 1 month	$190,873	$100,660
1-3 months	107,015	87,811
3 months to 1 year	236,122	315,035
1-3 years	566,475	764,028
3-5 years	692,563	766,150
5+ years	110,155	421,816
Total	$1,903,203	$2,455,500
All other current liabilities fall due within less than one month.
Foreign Exchange Rate Risk
Our primary economic environment is the international shipping market. This market utilizes the U.S. Dollar as its functional currency. Consequently, virtually all of our revenues and the majority of our operating expenses are in U.S. Dollars. However, we incur some of our combined expenses in other currencies, particularly the Euro. The amount and frequency of some of these expenses (such as vessel repairs, supplies and stores) may fluctuate from period to period. Depreciation in the value of the U.S. dollar relative to other currencies will increase the U.S. dollar cost of us paying such expenses. The portion of our business conducted in other currencies could increase in the future, which could expand our exposure to losses arising from currency fluctuations.
There is a risk that currency fluctuations will have a negative effect on our cash flows. We have not entered into any hedging contracts to protect against currency fluctuations. However, we have some ability to shift the purchase of goods and services from one country to another and, thus, from one currency to another, on relatively short notice. We may seek to hedge this currency fluctuation risk in the future.